UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               DECEMBER 4, 2008
               Date of Report (Date of earliest event reported)


                             FRONTIER ENERGY CORP.
	    ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               NEVADA                       033-05384             87-0443026
   -------------------------------	----------------	-------------
   (State or other Jurisdiction of  	(Commission File 	(IRS Employer
    Incorporation or organization)	    Number)	   	  I.D. No.)



               2413 Morocco Avenue,North Las Vegas, Nevada   89031
	    --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)



                                (702) 648-5849
	      --------------------------------------------------
              Registrant's telephone number, including area code


                                      N/A
	 -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17  CFR
   240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                                  __________

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective December 8, 2008, Frontier Energy Corp., a corporation organized under the laws of the State of Nevada (the "Corporation") authorized the conversion of certain debt pursuant to the issuance of an aggregate 128,544,000 shares of its common stock to four creditors at a per share price of $0.00125 per share (collectively, the "Creditors"). The debt was evidenced as follows (the "Debt"): (i) promissory note in the principal amount of $105,321 dated January 14, 2008 issued to Dyron Watford of which there was a remaining balance of $26,000 (the "Watford Promissory Note"); (ii) promissory note in the principal note in the principal amount of $56,180 dated April 10, 2008 issued to Mark Genesi (the "Genesi Promissory Note"); (iii) agreement dated February 22, 2008 evidencing the principal amount of $28,500 with Phillip J. Russel (the "Russell Agreement"); and (iv) promissory note in the principal amount of $50,000 dated February 1, 2007 issued to Sam Aiello (the "Aiello Promissory Note").

The above-referenced Creditors agreed to convert the respective Debt into shares of common stock at $0.00125 per share. Thus effective December 8, 2008, an aggregate of 128,544,000 shares were issued as follows: (i) 40,000,000 shares of common stock issued in accordance with the Aiello Promisosry Note;
(ii) 20,800,000 shares of common stock issued in accordance with the Watford Promissory Note; (iii) 22,800,000 shares of common stock issued in accordance with the Russel Agreement; and (iv) 44,944,000 shares of common stock issued in accordance with the Genesi Promissory Note.

Subsequently, the Creditors entered into certain assignment and resale agreements (collectively, the "Assignment and Reseale Agreement") with certain investors (collectively, the "Investors") for the private sale and purchase of their respective shares of common stock with the provision that the aggregate sale and purchase price would be satisfied. Thus in accordance with the terms and conditions of the Assignment and Resale Agreement, the Creditors transferred the aggregate shares of common stock to these Investors. As of the date of this Current Report, the Creditors have not received payment from the Investors for the shares transferred in accordance with the terms and provisions of the Assignment and Resale Agreements. Management of the Corporation believes that certain Investors reflected in certain of these transactions have sold the common stock transferred to them but have not tendered the proceeds to the Creditors in accordance with the terms of the respective Assignment and Resale agreements.

It is management`s intent to provide all necessary information to the Creditors
to support all claims and   courses  of  action  that  may be taken against the
Investors.

Thus, the financial statements for fiscal year ended December 31, 2008 will reflect a decrease of $160,680.00 in liabilitites due and owing in accordance with the debt settlement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


Not applicable.


(B) PRO FORMA FINANCIAL INFORMATION.


Not applicable.


(C) SHELL COMPANY TRANSACTION.


Not applicable.


(D) EXHIBITS.


Not applicable.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  DECEMBER 16, 2009	FRONTIER ENERGY CORP.


                        	/s/ Richard Shykora
				-------------------
                        	NAME: RICHARD SHYKORA
                        	TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER